UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006

WIMAX EU LTD.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-123351	98-0403551
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

I 58 Pearse Street, Negagh, Co. Tipperary Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(353) 67 50695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Previous Independent Auditors:

	(i)	On August 14, 2006 the board of directors of Wimax EU Ltd. approved the dismissal of Jewett, Schwartz, and Associates, CPA (“Jewett Schwartz”) as independent auditor for the Company.

(ii)

Management of Wimax EU Ltd. has not had any disagreements with Jewett Schwartz related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the two years ended December 31, 2005 and 2004 and through Jewett Schwartz’ dismissal on August 14, 2006, there has been no disagreement between the Company and Jewett Schwartz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Jewett Schwartz would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii)

The Company’s Board of Directors participated in and approved the decision to change independent accountants. Jewett Schwartz’ audits of the Company’s financial statements for the year ending December 31, 2005 and 2004 contained an opinion of doubt about the Company’s ability to continue as a going concern. There was no other adverse opinion or disclaimer of opinion in such audit reports. The audits were not qualified or modified as to audit scope or accounting principals.

(iv)

In connection with its review of financial statements through August 14, 2006, there have been no disagreements with Jewett Schwartz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jewett Schwartz would have caused them to make reference thereto in their report on the financial statements.

	(v)	During the most recent review period and the interim period subsequent to August 14, 2006, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-B.

(vi)

The Company requested that Jewett Schwartz furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b)	New Independent Accountants:

(i)

The Company engaged, Stark Winter Schenkein & Co., LLP of Denver, Colorado, as its new independent auditors as of August 14, 2006. Prior to such date, the Company, did not consult with Stark Winter Schenkein & Co., LLP regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Stark Winter Schenkein & Co., LLP or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements

None

(b)	Exhibits

	Exhibit No.	Exhibit Title
	16.1	Letter from Jewett, Schwartz, and Associates, CPA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WIMAX EU LTD.

Dated: August 17, 2006	By:	/s/ Evert Bopp
Evert Bopp
President; Chief Executive Officer; and, Chairman of Board of Directors